                                                                    Exhibit 23.3
                                                                    ------------



                        Consent of Independent Auditors
                        -------------------------------



The Board of Directors
OSCAR I Corporation.:

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.



                                        Arthur Andersen LLP



Denver, Colorado

July 17, 1997

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